UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): April 3, 2007

                            Opexa Therapeutics, Inc.
                            ------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                      Texas
                                      -----
                 (State or Other Jurisdiction of Incorporation)

            000-25513                                     76-0333165
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     (Commission File Number)               (I.R.S. Employer Identification No.)

   2635 N. Crescent Ridge Drive
       The Woodlands, Texas                                  77381
       --------------------                                  -----
(Address of Principal Executive Offices)                  (Zip Code)

       Registrant's telephone number, including area code: (281) 272-9331

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 3, 2007, Registrant reported final top line results from its open label Phase I/II dose escalation clinical trial of the investigational T-cell vaccine, Tovaxin(TM), for multiple sclerosis. A copy of the press release is attached as
Exhibit 99.1.




Item 9.01 Financial Statements and Exhibits

(c) Exhibit 99.1

The following exhibit is to be filed as part of this 8-K:

Exhibit No.      Description
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99.1             Press release issued April 3, 2007



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    OPEXA THERAPEUTICS, INC.


                                By: /s/ David B. McWilliams
                                    -----------------------------------
                                    David B. McWilliams, Chief Executive Officer


DATE:  April 3, 2007

EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press release issued April 3, 2007